SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2004

BOSTON LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-6533	87-0277826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Newbury Street, 5th Floor Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (617) 425-0200

Item 5. Other Events

On April 23, 2004, our Board of Directors approved an amendment to our by-laws in order to postpone the deadline for advance notice to the company for nominations or other business to be properly brought by stockholders before the 2004 annual meeting of stockholders to May 14, 2004. Our amended and restated by-laws, effective as of April 23, 2004, are attached as an exhibit to this current report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

3.1	Amended and Restated By-Laws, effective as of April 23, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON LIFE SCIENCES INC.

Date: April 27, 2004	By:	/s/ Joseph Hernon
	Name:	Joseph Hernon
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

The following designated exhibits are incorporated by reference or filed with this report, as indicated:

3.1	Amended and Restated By-Laws, effective as of April 23, 2004